                                                                   EXHIBIT 10.23



                                                            COMMON STOCK WARRANT


                          WARRANT AGREEMENT TO PURCHASE
                                     160,000

                             SHARES OF COMMON STOCK

            THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO AN EXEMPTION TO SUCH ACT.

                                GERON CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

            THIS CERTIFIES THAT, for value received, Cold Spring Harbor Laboratory (the "Investor") is entitled to purchase, on the terms hereof, up to 160,000 shares of Common Stock (the "Common Stock") of Geron Corporation, a Delaware corporation (the "Company"), at the per share purchase price described in Section 1.3 below, subject to the provisions and upon the terms and conditions hereinafter set forth.

            This Warrant is issued pursuant to Section 4. of that certain Amendment No. 2 to Agreement in Respect of Option between the Investor and the Company dated January 31, 1994.

            1.  Exercise of Warrant.

            The terms and conditions upon which this Warrant may be exercised, and the Common Stock covered hereby (the "Warrant Stock") may be purchased, are as follows:

            1.1 Voluntary Exercise. This Warrant may be exercised in full or in part at any time after the date hereof, but in no case may this Warrant be exercised later than the close of business on May 3, 2004, after which time this Warrant shall terminate and shall be void and of no further force and effect.

            1.2 Number of Shares. The number of shares of Common Stock for which this Warrant is initially exercisable is 160,000 shares, which number is subject to adjustment pursuant to Section 2 of this Warrant.

            1.3 Purchase Price. The per share purchase price for the shares of Common Stock to be issued upon exercise of this Warrant shall be $2.25, subject to adjustment as provided herein.

            1.4 Method of Exercise. The exercise of the purchase rights evidenced by this Warrant shall be effected by (a) the surrender of the Warrant, together with a duly executed copy of the form of a subscription attached hereto, to the Company at its principal offices and (b) the delivery of the purchase price by check or bank draft payable to the Company's order or by wire transfer to the Company's account for the number of shares for which the purchase rights hereunder are being exercised or any other form of consideration approved by the Company's Board of Directors.

            1.5 Exercise by Exchange. In addition to and without limiting the rights of the holder hereof under the terms hereof, this Warrant may be exercised by being exchanged in whole or in part at any time or from time to time prior to its expiration for a number of shares of Common Stock having an aggregate fair market value on the date of such exercise equal to the difference between (x) the fair market value of the number of shares of Common Stock subject to this Warrant designated by the holder hereof on the date of the exercise and (y) the aggregate purchase price hereunder for such shares in effect at such time. The following diagram illustrates how many shares would then be issued upon exercise pursuant to this Section 1.5:

Let  FMV  =  Fair market value per share at date of exercise.
     PSP  =  Per share purchase price at date of exercise.
     N    =  Number of shares desired to be exercised.
     X    =  Number of shares issued after exercise.

          X  =   (FMV)(N) - (PSP)(N)
                 -------------------
                        FMV

Upon any such exercise, the number of shares of Common Stock purchasable upon exercise of this Warrant shall be reduced by such designated number of shares of Common Stock and, if a balance of purchasable shares of Common Stock remains after such exercise, the Company shall execute and deliver to the holder hereof a new Warrant for such balance of shares of Common Stock. No payment of any cash or other consideration to the Company shall be required from the holder of this Warrant in connection with any exercise of this Warrant by exchange pursuant to this

                                       2.

Section 1.5. Such exchange shall be effective upon the date of receipt by the Company of the original Warrant surrendered for cancellation and a written request from the holder hereof that the exchange pursuant to this section be made, or at such later date as may be specified in such request. No fractional shares arising out of the above formula for determining the number of shares issuable in such exchange shall be issued, and the Company shall in lieu thereof make payment to the holder hereof of cash in the amount of such fraction multiplied by the fair market value of a share of Common Stock on the date of the exchange. For the purposes of this Section 1.5, the "fair market value" of any number of shares of Common Stock shall be calculated on the basis of (a) if the Common Stock is then traded on a securities exchange, the average of the closing prices of the Common Stock on such exchange over the 30-day period ending three (3) days prior to the date of exercise, (b) if the Common Stock is then regularly traded over-the-counter, the average of the sale prices or secondarily the closing bid of the Common Stock over the 30- day period ending three (3) days prior to the date of exercise, or (c) if there is no active public market for the Common Stock, the fair market value thereof as determined in good faith by the Board of Directors of the Company. In the event the holder of this Warrant exercises this Warrant contingent upon the closing of a public offering, the "fair market value" of a share of Common Stock on the date of exchange shall be equal to the "Initial Price to Public" specified in the final prospectus with respect to such public offering.

            1.6 Issuance of Shares. Upon the exercise of the purchase rights evidenced by this Warrant, a certificate or certificates for the purchased shares shall be issued to the Investor as soon as practicable.

            2.  Certain Adjustments.

            2.1 Mergers, Consolidations or Sale of Assets. If at any time there shall be a capital reorganization (other than a combination or subdivision of Warrant Stock otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that the Investor shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the purchase price, the number of shares of stock or other securities or property of the Company or the successor corporation resulting from such reorganization, merger, consolidation or sale, to which a holder of the Common Stock deliverable upon exercise of this Warrant would have been entitled under the provisions of the agreement in such



                                       3.

reorganization, merger, consolidation or sale if this Warrant had been exercised immediately before that reorganization, merger, consolidation or sale. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Investor after the reorganization, merger, consolidation or sale to the end that the provisions of this Warrant (including adjustment of the purchase price then in effect and the number of shares of Warrant Stock) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

            2.2 Splits and Subdivisions. In the event the Company should at any time or from time to time fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of the holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as the "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such distribution, split or subdivision if no record date is fixed), the per share purchase price shall be appropriately decreased and the number of shares of Warrant Stock shall be appropriately increased in proportion to such increase (or potential increase) of outstanding shares.

            2.3 Combination of Shares. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, the per share purchase price shall be appropriately increased and the number of shares of Warrant Stock shall be appropriately decreased in proportion to such decrease in outstanding shares.

            2.4 Adjustments for Other Distributions. In the event the Company shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection 2.2, then, in each such case for the purpose of this subsection 2.4, upon exercise of this Warrant the holder hereof shall be entitled to a proportionate share of any such distribution as though such holder was the holder of the number of shares of Common Stock of the Company into which this Warrant may be exercised as of the record date


                                       4.

fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution.

            2.5 Certificate as to Adjustments. In the case of each adjustment or readjustment of the purchase price pursuant to this Section 2, the Company will promptly compute such adjustment or readjustment in accordance with the terms hereof and cause a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based to be delivered to the holder of this Warrant. The Company will, upon the written request at any time of the holder of this Warrant, furnish or cause to be furnished to such holder a certificate setting forth:

            (a) Such adjustments and readjustments;

            (b) The purchase price at the time in effect; and

            (c) The number of shares of Warrant Stock and the amount, if any, of other property at the time receivable upon the exercise of the Warrant.

            2.6 Notices of Record Date, etc. In the event of:

            (a) Any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus at the same rate as that of the last such cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

            (b) Any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of assets of the Company to any other person or any consolidation or merger involving the Company; or

            (c) Any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company will mail to the holder of this Warrant at least twenty (20) days prior to the earliest date specified therein, a notice specifying:

                (i) The date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; and


                                       5.

                (ii) The date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective and the record date for determining stockholders entitled to vote thereon.

            3. Fractional Shares. No fractional shares shall be issued in connection with any exercise of this Warrant. In lieu of the issuance of such fractional share, the Company shall make a cash payment equal to the then fair market value of such fractional share as determined in good faith by the Company's Board of Directors.

            4.  Representations and Warranties of the Company.

            4.1 Authorization. The Company has full power and authority to enter into this Warrant. This Warrant has been duly authorized, executed and delivered by the Company and constitutes its valid and legally binding obligations, enforceable in accordance with its terms.

            4.2 Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of the entire Warrant in addition to such other remedies as shall be available to the holder of this Warrant, the Company will use its reasonable best efforts to take such corporate action as may, in the opinion of its counsel, be necessary in increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

            4.3 Valid Issuance. This Warrant, when issued and delivered in accordance with the terms hereof, and the Warrant Stock, when issued pursuant to the terms hereof and upon payment of the exercise price, shall, upon such issuance, be duly authorized, validly issued, fully paid and nonassessable.

            5. Privilege of Stock Ownership. Prior to the exercise of this Warrant, the Investor shall not be entitled, by virtue of holding this Warrant, to any rights of a stockholder of the Company, including (without limitation) the right to vote, receive dividends or other distributions, exercise preemptive rights or be notified of shareholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. Nothing in



                                       6.
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this Section 5, however, shall limit the right of the Investor to be provided the notices described in Section 2 hereof or to participate in distributions described in Section 2 hereof if the Investor ultimately exercises this Warrant.

            6. Limitation of Liability. Except as otherwise provided herein, in the absence of affirmative action by the holder hereof to purchase the Warrant Stock, no mere enumeration herein of the rights or privileges of the holder hereof shall give rise to any liability of such holder for the purchase price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

            7. Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company with respect to the issuance of the Warrant and the purchase of the Warrant Stock as follows:

            7.1 Authorization. The Investor has full power and authority to enter into this Warrant. This Warrant has been duly authorized, executed and delivered by such Investor and constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

            7.2 Purchase Entirely for Own Account. This Warrant is made with the Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Warrant such Investor hereby confirms, that the Warrant and the Warrant Stock will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Warrant, the Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Warrant or the Warrant Stock.

            7.3 Investment Experience. The Investor is an institutional investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Warrant Stock. The Investor also represents it has not been organized solely for the purpose of acquiring the Warrant or the Warrant Stock.



                                       7.

            7.4 Accredited Investor. Except as disclosed to the Company in writing, the Investor is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, promulgated under the Securities Act of 1933, as amended (the "Act") and agrees not to sell, hypothecate, pledge or otherwise dispose of any interest in the Warrant and the Warrant Stock in the United States, its territories, possessions or any area subject to its jurisdiction, or to any person who is a national thereof or resident therein (including any estate of such person), or any corporation, partnership or other entity created or organized therein, unless such securities have been either registered under the Act, or are exempt from the registration requirements of the Act, in an opinion of counsel satisfactory to the Company, and the Investor has complied with any restrictions on transfer contained in this Warrant Agreement.

            7.5 Restricted Securities. The Investor understands that the Warrant being issued hereunder and the Warrant Stock to be purchased hereunder are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, the Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

            7.6 Legends. It is understood that the certificates evidencing the Warrant Stock may bear one or all of the following legends:

                1. "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO AN EXEMPTION TO SUCH ACT."

                2. Any legend required by the laws of the State of California and any other state in which the securities will be issued.

            7.7 Consents. No consent, approval or authorization of or designation, declaration or filing with any state, federal or foreign governmental authority on the part of the Investor is required in connection with the valid execution and delivery of this Warrant Agreement and the consummation of the transactions contemplated hereby.



                                       8.

            8. Registration Rights. Upon execution by the Investor of that certain Investors' Rights Agreement dated June 3, 1993 between the Company and certain stockholders of the Company, as currently in effect or as hereafter amended or superseded (the "Investors' Rights Agreement"), the Investor shall be subject to and bound by such Investors' Rights Agreement and shall be entitled to such registration rights as set forth in Section 1 thereof.

            9. Market Stand-Off Agreement. The Investor hereby agrees that, during the period of duration specified by the Company or an underwriter of common stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except common stock included in such registration; provided, however, that:

            (a) such agreement shall be applicable only to the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

            (b) all officers and directors of the Company and all other persons with registration rights (whether or not pursuant to the Investors' Rights Agreement) enter into similar agreements;

            (c) such period shall not exceed one hundred eighty (180) days beginning the day after the effective date of such registration statement.

            In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities (as defined in the Investors' Rights Agreement") of the Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

            10.  Transfers and Exchanges.

            10.1 This Warrant shall not be transferrable.

            10.2 In the event of a partial exercise of this Warrant, the Company shall issue an appropriate new warrant to the Investor.



                                       9.

            10.3 All new warrants issued in connection with transfers, exchanges or partial exercises shall be identical in form and provision to this Warrant except as to the number of shares.

            11. Successors and Assigns. The terms and provisions of this Warrant shall be binding upon the Company and the Investor and their respective successors and assigns, subject at all times to the restrictions set forth herein.

            12. Loss, Theft, Destruction or Mutilation of Warrant Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

            13. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

            14. Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any such amendment or waiver shall be binding on the parties.


                                       10.

            15. Governing Law. The terms and conditions of this Warrant shall be governed by and construed in accordance with California law, without regard to conflict of law provisions.

                                                  GERON CORPORATION

                                                  By: /s/ Geron Corporation
                                                      -------------------------

                                                  Title: Vice President
                                                         ----------------------

Dated: April 21, 1994
       ---------

ACCEPTED AND AGREED:

COLD SPRING HARBOR LABORATORY


By: /s/ Cold Spring Harbor Laboratory
    ---------------------------------

Title: Administrative Director
       ------------------------------

Dated: May 4, 1994
       ------


                                       11.

                                  SUBSCRIPTION

GERON CORPORATION
___________________________
___________________________

Ladies and Gentlemen:

            The undersigned, _________________, hereby elects to purchase, pursuant to the provisions of the Warrant dated _________________, 1994 held by the undersigned, shares of the Common Stock of Geron Corporation, a Delaware corporation[, and tenders herewith payment of the purchase price of such shares in full].

            The undersigned hereby confirms and acknowledges the investment representations and warranties made in Section 7. of the Warrant and accepts such shares subject to the restrictions of the Warrant and the Investors' Rights Agreement, copies of which are available from the Secretary of the Company.

Dated: _______________, 19__.

                                                _____________________________

                                             By _____________________________

                                    Address: ________________________________
                                             ________________________________



                                       12.